                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 2003
                                                           ------------

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
               (Exact Name of registrant specified in its charter)

         United States                    333-74600               01-6209398
         -------------                    ---------               ----------
(State or other Jurisdiction of   (Commission File Number)   (I.R.S. employer
         Incorporation)                                      Identification No.)

                           200 White Clay Center Drive
                             Newark, Delaware 19711
                    (Address of principal executive offices)
                  Registrant's telephone number: (302) 575-5000

Item 5. Other Events

         On May 21, 2003, the Note Underwriting Agreement, between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and J. P. Morgan Securities Inc., as Representative of the several Underwriters parties thereto, was executed and entered into by the parties thereto.

         On May 21, 2003, the Certificate Underwriting Agreement, between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and J. P. Morgan Securities Inc. was executed and entered into by the parties thereto.

         On May 28, 2003, the Sale and Servicing Agreement, dated as of May 22, 2003, between Chase Manhattan Auto Owner Trust 2003-A, as Issuer and Chase Manhattan Bank USA, National Association, as Seller and Servicer, was executed and entered into by the parties thereto.

         On May 28, 2003, the Amended and Restated Trust Agreement, dated as of May 22, 2003, between Chase Manhattan Bank USA, National Association, as Depositor, and Wilmington Trust Company, as Owner Trustee, was executed and entered into by the parties thereto.

         On May 28, 2003, the Indenture, dated as of May 22, 2003, between Chase Manhattan Auto Owner Trust 2003-A, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, was executed and entered into by the parties thereto.

         On May 28, 2003, the Administration Agreement, dated as of May 22, 2003, among Chase Manhattan Auto Owner Trust 2003-A, as Issuer, Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, and JPMorgan Chase Bank, as Administrator, was executed and entered into by the parties thereto.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits

         1.1         Note Underwriting Agreement, dated May 21, 2003.

         1.2         Certificate Underwriting Agreement, dated May 21, 2003.

         4.1         Sale and Servicing Agreement, dated May 22, 2003.

         4.2         Amended and Restated Trust Agreement, dated May 22, 2003.

         4.3         Indenture, dated May 22, 2003.

         4.4         Administration Agreement, dated May 22, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHASE MANHATTAN BANK USA, NATIONAL
                                            ASSOCIATION
                                                          (Registrant)

                                            By:      /s/ Andrew Semmelman
                                                     --------------------
                                            Name:    Andrew Semmelman
                                            Title:   Secretary


Date:  May 30, 2003

                                INDEX TO EXHIBITS

Exhibit Number    Exhibit
--------------    -------

1.1               Note Underwriting Agreement, dated May 21, 2003.

1.2               Certificate Underwriting Agreement, dated May 21, 2003.

4.1               Sale and Servicing Agreement, dated  May 22, 2003.

4.2               Amended and Restated Trust Agreement, dated May 22, 2003.

4.3               Indenture, dated May 22, 2003.

4.4               Administration Agreement, dated May 22, 2003.